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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (date of earliest event reported): May 31, 2002

                                  ------------

                             ASPEN TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                0-24786                 04-2739697
 -------------------------------------------------------------------------------
 (State or other jurisdiction of     (Commission             (I.R.S. Employer
  incorporation or organization)     File Number)           Identification No.)


                 Ten Canal Park, Cambridge, Massachusetts 02141
                ------------------------------------------------
              (Address of principal executive office and zip code)


       Registrant's telephone number, including area code: (617) 949-1000
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         The registrant hereby amends the following item of its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 31, 2002, as set forth below:


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

RECENT DEVELOPMENT

         We have received notice that the Federal Trade Commission is conducting an informal investigation of our recent acquisition of Hyprotech (as described below), including whether the acquisition is a reportable transaction under the Hart-Scott-Rodino Antitrust Improvements Act and what affect the acquisition may have on competition. We are in the process of providing the FTC with the information it has requested and are cooperating fully with the FTC in its investigation.

HYPROTECH ACQUISITION

         On May 31, 2002, we acquired the capital stock of Hyprotech Ltd. and related subsidiaries of AEA Technology plc, an English private limited company, for a purchase price of 67.5 million pounds sterling. The terms of the acquisition, including the consideration paid by us, were determined pursuant to arm's-length negotiations.

         Hyprotech, which is based in Calgary, develops and markets software and service solutions designed to improve profitability and operating performance for process industry clients by simulating plant design and operations. Hyprotech serves more than 17,000 users, with approximately 600 major customers in more than 80 countries. Hyprotech's customers include bp, Conoco, Shell, Exxon-Mobil, UOP and Praxair.

         We funded the Hyprotech acquisition with proceeds that we received from private placements of capital stock and warrants completed in 2002. The private placement investors consisted of a small number of institutional investors as well as Wayne Sim, the Chief Executive Officer of Hyprotech, and another Hyprotech officer, both of whom will be given leading roles in our new engineering organization. Other than these investments by the two Hyprotech officers, we do know of any material relationship that Hyprotech, its affiliates, officers or directors, or any associates of any such officers or directors had with our company before the completion of the acquisition.

         THE PRECEDING DESCRIPTION OF THE HYPROTECH ACQUISITION DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE RELATED SHARE PURCHASE AGREEMENT, WHICH IS INCLUDED AS EXHIBIT 10.1 TO THIS CURRENT REPORT.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ASPEN TECHNOLOGY, INC.
Date:  July 2, 2002


                                           By: /s/ Lisa W. Zappala
                                               ---------------------------------
                                               Lisa W. Zappala
                                               Senior Vice President and
                                               Chief Financial Officer